THIRD QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.25000 Marina Boulevard Brisbane, CA

Supplemental Q3 2022 2 CORPORATE INFORMATION Company Profile ... 3 Investor Information ... 4 Research Coverage ... 5 FINANCIALS Key Financial Data ... 6 Condensed Consolidated Balance Sheets ... 7 Condensed Consolidated Statements of Income (Loss) ................................................................................................................................................................................... 8 Condensed Consolidated Statements of Income (Loss) (Additional Data) ................................................................................................................................................... 9 Debt Summary ... 10 Debt Maturity Schedule ... 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants ..................................................................................................................................................................... 12 Summary of Capital Expenditures ... 13 Office Portfolio Redevelopment Information as of September 30, 2022 ..................................................................................................................................................... 14 Property Acquisitions / Dispositions Information Since January 1, 2022 ...................................................................................................................................................... 15 Investments in Unconsolidated Joint Ventures .................................................................................................................................................................................................. 16 Calculation and Reconciliation of NOI and Cash Basis NOI ............................................................................................................................................................................ 18 NOI and Cash Basis NOI ... 19 Same Property NOI and Cash Basis NOI ... 20 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment ...................................................... 21 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre .......................................................................................................................................... 25 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders ................................................................................................... 26 PORTFOLIO INFORMATION Portfolio Summary by Geographic Diversification and Property Type .......................................................................................................................................................... 27 Portfolio Summary ... 28 SHOP Unit Count ... 29 Rent Coverage and Occupancy ... 30 Office Portfolio and Same Property - Results of Operations .......................................................................................................................................................................... 31 SHOP Segment and Same Property - Results of Operations .......................................................................................................................................................................... 34 SHOP Segment - Five Star Managed and Other Operator Managed Communities Results of Operations .......................................................................................... 35 Office Portfolio Leasing Summary ... 37 Tenants Representing 1% or More of Total Annualized Rental Income ........................................................................................................................................................ 38 Office Portfolio Lease Expiration Schedule ... 39 Non-Segment Lease Expiration Schedule ... 40 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ............................................................................................................................................................................. 41 WARNING CONCERNING FORWARD-LOOKING STATEMENTS .................................................................................................................................................................................. 45 Table of Contents Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 41 for terms used throughout this document.

Supplemental Q3 2022 3 The Company: Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties, including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is included in 147 market indices and comprises more than 1% of the following indices as of September 30, 2022: BI North America Healthcare REIT Valuation Peers (BIHLCRNP) and Bloomberg Real Estate Investment Trust Small Cap Index (BBRESMLC). Management: DHC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, 2,100 properties and over 38,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Company Profile RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 4 Board of Trustees: John L. Harrington Lisa Harris Jones Daniel F. LePage Independent Trustee Lead Independent Trustee Independent Trustee David A. Pierce Jeffrey P. Somers Independent Trustee Independent Trustee Jennifer F. Francis Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers: Jennifer F. Francis Richard W. Siedel, Jr. President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information: Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) info@dhcreit.com (website) www.dhcreit.com Investor Information RETURN TO TABLE OF CONTENTS 4700 North Hanley Road St. Louis, MO

Supplemental Q3 2022 5 Equity Research Coverage: B. Riley Securities, Inc. BofA Securities Colliers Securities LLC Bryan Maher Joshua Dennerlein David Toti (646) 885-5423 (646) 855-1681 (401) 488-4797 bmaher@brileyfin.com joshua.dennerlein@bofa.com david.toti@colliers.com JMP Securities RBC Capital Markets Aaron Hecht Michael Carroll (415) 835-3963 (440) 715-2649 ahecht@jmpsecurities.com michael.carroll@rbccm.com Rating Agencies: Moody’s Investors Service S & P Global Lori Marks Alan Zigman (212) 553-1098 (416) 507-2556 lori.marks@moodys.com alan.zigman@spglobal.com Research Coverage RETURN TO TABLE OF CONTENTS DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Supplemental Q3 2022 6 Key Financial Data RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Selected Balance Sheet Data: Total gross assets $ 7,857,421 $ 7,884,243 $ 8,465,059 $ 8,361,321 $ 8,907,220 Total assets $ 6,072,486 $ 6,145,864 $ 6,775,379 $ 6,623,514 $ 7,066,048 Total liabilities $ 3,366,431 $ 3,356,239 $ 3,874,646 $ 3,961,124 $ 4,656,391 Total equity $ 2,706,055 $ 2,789,625 $ 2,900,733 $ 2,662,390 $ 2,409,657 Selected Income Statement Data: Total revenues $ 322,920 $ 313,028 $ 310,733 $ 336,731 $ 337,416 Net (loss) income $ (81,492) $ (109,383) $ 240,423 $ 366,758 $ (88,004) Net (loss) income attributable to common shareholders $ (81,492) $ (109,383) $ 240,423 $ 365,585 $ (89,343) NOI $ 33,824 $ 46,962 $ 41,991 $ 63,015 $ 71,343 Adjusted EBITDAre $ 35,782 $ 47,975 $ 38,897 $ 53,875 $ 63,080 FFO attributable to common shareholders $ (14,996) $ (41,245) $ (23,170) $ (19,270) $ (13,799) Normalized FFO attributable to common shareholders $ (14,167) $ (10,395) $ (21,901) $ (16,495) $ (9,449) Per Common Share Data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.34) $ (0.46) $ 1.01 $ 1.54 $ (0.38) FFO attributable to common shareholders $ (0.06) $ (0.17) $ (0.10) $ (0.08) $ (0.06) Normalized FFO attributable to common shareholders $ (0.06) $ (0.04) $ (0.09) $ (0.07) $ (0.04) Dividends: Annualized dividend declared per common share $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 Annualized dividend yield (at end of period) 4.0% 2.2% 1.3% 1.3% 1.2 % Normalized FFO attributable to common shareholders payout ratio (16.7) % (25.0) % (11.1) % (14.3) % (25.0) % (dollars in thousands, except per share data) 1371 South Ocean Boulevard Pompano Beach, FL

Supplemental Q3 2022 7 September 30, 2022 December 31, 2021 Assets Real estate properties: Land $ 668,908 $ 741,501 Buildings and improvements 5,927,958 6,072,055 Total real estate properties, gross 6,596,866 6,813,556 Accumulated depreciation (1,784,935) (1,737,807) Total real estate properties, net 4,811,931 5,075,749 Investments in unconsolidated joint ventures 159,476 215,127 Cash and cash equivalents 691,040 634,848 Restricted cash 109,765 382,097 Acquired real estate leases and other intangible assets, net 48,432 48,746 Other assets, net 251,842 266,947 Total assets $ 6,072,486 $ 6,623,514 Liabilities and Shareholders' Equity Revolving credit facility $ 700,000 $ 800,000 Senior unsecured notes, net 2,316,493 2,806,811 Secured debt and finance leases, net 40,936 69,713 Accrued interest 32,157 29,845 Assumed real estate lease obligations, net 1,205 2,556 Other liabilities 275,640 252,199 Total liabilities 3,366,431 3,961,124 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 239,704,493 and 238,994,894 shares issued and outstanding, respectively 2,397 2,390 Additional paid in capital 4,616,756 4,615,475 Cumulative net income 2,137,172 2,087,624 Cumulative distributions (4,050,270) (4,043,099) Total shareholders' equity 2,706,055 2,662,390 Total liabilities and shareholders' equity $ 6,072,486 $ 6,623,514 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS 47071 Bayside Parkway Fremont, CA

Supplemental Q3 2022 8 For the Three Months Ended September 30, For the Nine Months Ended September 30, 2022 2021 2022 2021 Revenues: Rental income $ 63,960 $ 101,403 $ 191,767 $ 306,555 Residents fees and services 258,960 236,013 754,914 739,926 Total revenues 322,920 337,416 946,681 1,046,481 Expenses: Property operating expenses 289,096 266,073 823,904 818,096 Depreciation and amortization 60,407 68,702 175,927 202,743 General and administrative 6,179 8,870 20,671 25,538 Acquisition and certain other transaction related costs 289 3,108 1,826 15,179 Impairment of assets — — — (174) Total expenses 355,971 346,753 1,022,328 1,061,382 (Loss) gain on sale of properties (5,044) 200 322,064 30,838 Losses on equity securities, net (2,674) (14,755) (21,384) (26,943) Interest and other income (1) 4,099 976 6,760 19,849 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $1,908, $3,948, $6,698 and $9,777, respectively) (46,936) (64,493) (160,042) (192,241) Loss on modification or early extinguishment of debt — — (30,043) (2,410) (Loss) income from continuing operations before income tax expense and equity in earnings of investees (83,606) (87,409) 41,708 (185,808) Income tax expense (13) (595) (845) (1,024) Equity in earnings of investees 2,127 — 8,685 — Net (loss) income (81,492) (88,004) 49,548 (186,832) Net income attributable to noncontrolling interest — (1,339) — (4,238) Net (loss) income attributable to common shareholders $ (81,492) $ (89,343) $ 49,548 $ (191,070) Weighted average common shares outstanding (basic and diluted) 238,344 238,008 238,231 237,905 Per common share data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.34) $ (0.38) $ 0.21 $ (0.80) (1) See footnote on the following page. Condensed Consolidated Statements of Income (Loss) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 9 For the Three Months Ended September 30, For the Nine Months Ended September 30, 2022 2021 2022 2021 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1% 0.3% 0.4 % Non-cash straight line rent adjustments included in rental income $ 2,738 $ 1,679 $ 7,193 $ 3,804 Lease value amortization included in rental income $ (42) $ 1,848 $ (204) $ 5,563 Non-cash share based compensation $ 472 $ 742 $ 1,452 $ 1,645 Non-cash amortization included in property operating expenses $ 199 $ 199 $ 597 $ 597 Non-cash amortization included in general and administrative expenses $ 744 $ 744 $ 2,231 $ 2,231 CARES Act (1) $ 125 $ 786 $ 1,084 $ 18,967 Condensed Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) We recognized as other income funds received under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, in our SHOP segment of $125 and $786 during the three months ended September 30, 2022 and 2021, respectively, and $1,084 and $18,967 during the nine months ended September 30, 2022 and 2021, respectively.

Supplemental Q3 2022 10 Coupon Interest Principal Maturity Due at Years to Rate Rate Balance Date Maturity Maturity Floating Rate Debt: Revolving credit facility (1) (2) 5.615% 5.615% $ 700,000 1/15/2024 $ 700,000 1.3 Weighted average rate / total floating rate debt 5.615% 5.615% $ 700,000 $ 700,000 1.3 Unsecured Fixed Rate Debt: Senior unsecured notes due 2024 4.750% 4.790% $ 250,000 5/1/2024 $ 250,000 1.6 Senior unsecured notes due 2025 (3) 9.750% 9.750% 500,000 6/15/2025 500,000 2.7 Senior unsecured notes due 2028 4.750% 4.966% 500,000 2/15/2028 500,000 5.4 Senior unsecured notes due 2031 4.375% 4.375% 500,000 3/1/2031 500,000 8.4 Senior unsecured notes due 2042 5.625% 5.625% 350,000 8/1/2042 350,000 19.8 Senior unsecured notes due 2046 6.250% 6.250% 250,000 2/1/2046 250,000 23.4 Weighted average rate / total unsecured fixed rate debt 6.024% 6.074% $ 2,350,000 $ 2,350,000 9.1 Secured Fixed Rate Debt: Mortgage - secured by 1 property (4) 4.850% 3.790% $ 10,287 10/1/2022 $ 10,287 0.0 Mortgage - secured by 1 property 6.640% 4.920% 14,853 6/1/2023 14,522 0.7 Finance leases - 2 properties 7.700% 7.700% 5,562 4/30/2026 155 3.6 Mortgage - secured by 1 property 4.444% 4.444% 10,060 7/1/2043 1,698 20.8 Weighted average rate / total secured fixed rate debt 5.791% 4.897% $ 40,762 $ 26,662 5.9 Weighted average rate / total debt 5.928% 5.955% $ 3,090,762 $ 3,076,662 7.3 Debt Summary (dollars in thousands) RETURN TO TABLE OF CONTENTS As of September 30, 2022 (1) We pledged certain equity interests of subsidiaries owning properties to secure our obligations under the agreement governing our revolving credit facility, or our credit agreement, and provided first mortgage liens on 61 of our medical office and life science properties. (2) Pursuant to our credit agreement, the borrowing capacity under our revolving credit facility will be reduced to $586,373 in January 2023 and as such, partial repayment of $113,627 of our revolving credit facility will be required by that time. (3) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time at a set redemption price. (4) We repaid this mortgage in October 2022.

Supplemental Q3 2022 11 $113,627 $586,373 $250,000 $500,000 $500,000 $1,100,000 $10,693 $16,413 $1,834 $2,001 $904 $302 $315 $330 $346 $7,624 Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Debt Maturity Schedule (1) (1) (4) (3) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of September 30, 2022 (1) (1) Represents Secured Fixed Rate Debt payments. (2) We repaid $10,287 of this debt in October 2022. (3) Represents outstanding borrowings under our revolving credit facility as of September 30, 2022. Pursuant to our credit agreement, the borrowing capacity under our revolving credit facility will be reduced to $586,373 in January 2023 and as such, partial repayment of our revolving credit facility will be required by that time. (4) Includes $5,562 of finance lease obligations due through April 2026. (1) (1) (1) (1) (1) (1) (1) (2)

Supplemental Q3 2022 12 Leverage Ratios, Coverage Ratios and Public Debt Covenants RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Leverage Ratios: Net debt / total gross assets 29.2% 28.4% 25.2% 32.3% 39.8% Net debt / gross book value of real estate assets 32.8% 32.7% 31.3% 37.5% 43.0% Secured debt / total assets 12.2% 12.3% 11.3% 13.1% 9.8% Variable rate debt / net debt 30.5% 31.2% 32.9% 29.6% 22.6% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 15.8x 11.6x 13.5x 12.9x 13.9x Adjusted EBITDAre / interest expense 0.8x 0.9x 0.7x 0.8x 1.0x As of and For the Trailing Twelve Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Public Debt Covenants: Maintenance Covenant Total unencumbered assets / unsecured debt - required minimum 150.0% 273.5% 266.9% 227.5% 238.7% 232.7% Incurrence Covenants Total debt / adjusted total assets - allowable maximum 60.0% 38.8% 39.4% 42.2% 43.7% 47.8% Secured debt / adjusted total assets - allowable maximum 40.0% 9.3% 9.6% 9.0% 10.2% 16.4% Consolidated income available for debt service / debt service - required minimum 1.50x (1) 0.79x 0.85x 0.95x 1.07x 1.23x (1) As of September 30, 2022, our ratio of consolidated income available for debt service to debt service was below the requirement under our revolving credit facility and our public debt covenants, and as a result, we are unable to incur additional debt until this ratio is at or above the required level on a pro forma basis. 1425 South Congress Avenue Boynton Beach, FL

Supplemental Q3 2022 13 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Summary of Capital Expenditures RETURN TO TABLE OF CONTENTS For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Office Portfolio lease related costs $ 4,277 $ 4,633 $ 6,759 $ 15,941 $ 5,910 Office Portfolio building improvements 3,535 3,319 585 5,462 3,332 SHOP fixed assets and capital improvements 24,724 25,059 20,328 76,039 23,270 Recurring capital expenditures $ 32,536 $ 33,011 $ 27,672 $ 97,442 $ 32,512 Office Portfolio avg. sq. ft. during period 8,767 8,724 9,259 10,360 10,927 SHOP avg. units managed during period 25,077 25,082 25,217 25,385 25,424 Office Portfolio building improvements per avg. sq. ft. during period $ 0.40 $ 0.38 $ 0.06 $ 0.53 $ 0.30 SHOP fixed assets and capital improvements per avg. unit managed during period $ 986 $ 999 $ 806 $ 2,995 $ 915 Development, redevelopment and other activities - Office Portfolio $ 9,069 $ 17,593 $ 16,617 $ 11,022 $ 6,824 Development, redevelopment and other activities - SHOP 28,224 14,282 16,114 3,620 2,217 Total development, redevelopment and other activities $ 37,293 $ 31,875 $ 32,731 $ 14,642 $ 9,041

Supplemental Q3 2022 14 Project Location Type of Property Square Feet (1) Estimated Project Costs Total Costs Incurred as of September 30, 2022 Estimated Completion Date 101 West Ponce De Leon Avenue Decatur, GA Medical Office 112,440 $ 8.6 $ 7.9 Q4 2022 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.0 $ 1.9 Q1 2023 10030 North MacArthur Boulevard Irving, TX Medical Office 94,137 $ 3.5 $ 2.0 Q1 2023 100 Hampshire Street Mansfield, MA Life Science 124,803 $ 21.2 $ 0.2 Q4 2023 2141 K Street NW Washington, D.C. Medical Office 82,592 $ 56.5 $ 1.2 Q1 2025 (1) Represents estimated square footage upon project completion. Office Portfolio Redevelopment Information as of September 30, 2022 (dollars in millions) RETURN TO TABLE OF CONTENTS Rendering of 1415 West 3rd Street Tempe, AZ

Supplemental Q3 2022 15 Property Acquisitions / Dispositions Information Since January 1, 2022 Acquisitions: Date Acquired Location Type of Property Number of Properties Sq. Ft. Gross Purchase Price Gross Purchase Price per Sq. Ft. Cap Rate (1) Weighted Average Remaining Lease Term (2) Occupancy (3) Tenant 7/27/2022 Fremont, CA Life Science 1 89 $ 82,000 $ 921 6.5% 11.5 100% Alamar Biosciences, Inc. Dispositions: We have not disposed of any properties since January 1, 2022. Joint Venture Activity: Date Sold Location Type of Property Number of Properties DHC Ownership Retained Gross Proceeds 1/28/2022 Various Life Science / Medical Office 10 20% $ 653,300 6/28/2022 Boston, MA Life Science 1 10% 108,000 Total 11 $ 761,300 (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS (1) Represents the ratio of the estimated GAAP based annual rental income, excluding the impact of above and below market lease amortization, less estimated annual property operating expenses, if any, and excluding depreciation and amortization expense, to the gross purchase price on the date of acquisition, including the principal amount of any assumed debt and excluding acquisition costs. (2) Weighted average remaining lease term based on rental income at the time of acquisition. (3) Occupancy based on leasable square feet as of the acquisition date.

Supplemental Q3 2022 16 Investments in Unconsolidated Joint Ventures (1) (dollars in thousands) RETURN TO TABLE OF CONTENTS As of September 30, 2022 Nine Months Ended September 30, 2022 Joint Venture Location Type of Property Number of Properties Square Feet Occupancy at September 30, 2022 Weighted Average Lease Term at September 30, 2022 DHC Ownership DHC Carrying Value of Investment at September 30, 2022 Joint Venture FFO Joint Venture EBITDAre Seaport Innovation LLC Boston, MA Life Science 1 1,134,479 100% 6.3 years 10% (2) $ 108,395 $ 43,480 (2) $ 60,358 (2) The LSMD Fund REIT LLC Various Medical Office / Life Science 10 1,068,763 97% 6.1 years 20% 51,081 11,489 (3) 23,319 (3) Total / Weighted Average 11 2,203,242 98% 6.2 years $ 159,476 $ 54,969 $ 83,677 Investments in Unconsolidated Joint Ventures Unconsolidated Debt Joint Venture Secured Debt (4) Coupon Rate Maturity Date Principal Balance at September 30, 2022 (5) DHC Ownership DHC Share of Principal Balance at September 30, 2022 (6) Seaport Innovation LLC Fixed Rate - 1 Property 3.530% 8/6/2026 $ 620,000 10% $ 62,000 The LSMD Fund REIT LLC Fixed Rate - 9 Properties 3.457% 2/11/2032 189,800 20% 37,960 The LSMD Fund REIT LLC Floating Rate - 1 Property (7) 4.745% 2/9/2024 266,825 20% 53,365 Total / Weighted Average 3.818% $ 1,076,625 $ 153,325 (1) Our property list, including properties owned by these unconsolidated joint ventures, is available on our website. (2) On June 28, 2022, we sold a 10% equity interest in this joint venture. (3) Represents data for the period from January 28, 2022 (formation date of the joint venture) to September 30, 2022. (4) The mortgage loans require interest-only payments until the respective maturity dates. (5) Reflects the entire balance of the debt secured by the properties. We continue to provide certain guarantees on the debt secured by the Seaport Innovation LLC property. (6) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint ventures as of September 30, 2022. (7) Original maturity date of February 9, 2024 is subject to three, one year extension options and requires interest to be paid at SOFR plus a premium of 1.90%. Interest rate is as of September 30, 2022. The joint venture has also purchased an interest rate cap through February 2024 with a SOFR strike rate equal to 4.00%.

Supplemental Q3 2022 17 Investments in Unconsolidated Joint Ventures (continued) (1) (dollars in thousands) RETURN TO TABLE OF CONTENTS As of September 30, 2022 (1) Our property list, including properties owned by these unconsolidated joint ventures, is available on our website. (2) Based on the aggregate annualized rental income of our unconsolidated joint ventures as of September 30, 2022. A nn ua liz ed R en ta l In co m e Seaport Innovation LLC The LSMD Fund REIT LLC 2022 2023 2024 2025 2026 2027 2028 and thereafter $— $25,000 $50,000 $75,000 $100,000 Unconsolidated Joint Ventures Lease Expiration Schedule Number of Leases Expiring 13 8 11 19 14 4 38 % of Total Annualized Rental Income Expiring 1.9% 1.3% 4.2% 5.7% 2.3% 0.3% 84.3% Major Tenants of Unconsolidated Joint Ventures Joint Venture Tenant % of Annualized Rental Income of Joint Ventures Seaport Innovation LLC Vertex Pharmaceuticals Inc. 62.2% The LSMD Fund REIT LLC Cedars-Sinai Medical Center 10.7% The LSMD Fund REIT LLC Seattle Genetics, Inc. 2.7% The LSMD Fund REIT LLC Stryker Corporation 2.0% The LSMD Fund REIT LLC Complete Genomics, Inc. 1.9% Life Science: 72% Medical Office: 28% Property Type (2) MA: 67% CA: 24% TX: 4% WA: 3% NY: 2% Geographic Diversification (2)

Supplemental Q3 2022 18 Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021 Calculation of NOI and Cash Basis NOI: Revenues: Rental income $ 63,960 $ 62,522 $ 65,285 $ 102,034 $ 101,403 $ 191,767 $ 306,555 Residents fees and services 258,960 250,506 245,448 234,697 236,013 754,914 739,926 Total revenues 322,920 313,028 310,733 336,731 337,416 946,681 1,046,481 Property operating expenses (289,096) (266,066) (268,742) (273,716) (266,073) (823,904) (818,096) NOI 33,824 46,962 41,991 63,015 71,343 122,777 228,385 Non-cash straight line rent adjustments included in rental income (2,738) (2,710) (1,745) (2,042) (1,679) (7,193) (3,804) Lease value amortization included in rental income 42 57 105 (1,648) (1,848) 204 (5,563) Non-cash amortization included in property operating expenses (199) (199) (199) (200) (199) (597) (597) Cash Basis NOI $ 30,929 $ 44,110 $ 40,152 $ 59,125 $ 67,617 $ 115,191 $ 218,421 Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI: Net (loss) income $ (81,492) $ (109,383) $ 240,423 $ 366,758 $ (88,004) $ 49,548 $ (186,832) Equity in earnings of investees (2,127) (3,204) (3,354) — — (8,685) — Income tax expense (benefit) 13 (640) 1,472 406 595 845 1,024 Loss on modification or early extinguishment of debt — 29,560 483 — — 30,043 2,410 Interest expense 46,936 55,975 57,131 63,518 64,493 160,042 192,241 Interest and other income (4,099) (2,266) (395) (786) (976) (6,760) (19,849) Losses on equity investments, net 2,674 10,157 8,553 15,289 14,755 21,384 26,943 Loss (gain) on sale of properties 5,044 686 (327,794) (461,434) (200) (322,064) (30,838) Impairment of assets — — — — — — (174) Acquisition and certain other transaction related costs 289 609 928 2,327 3,108 1,826 15,179 General and administrative 6,179 7,207 7,285 8,549 8,870 20,671 25,538 Depreciation and amortization 60,407 58,261 57,259 68,388 68,702 175,927 202,743 NOI 33,824 46,962 41,991 63,015 71,343 122,777 228,385 Non-cash straight line rent adjustments included in rental income (2,738) (2,710) (1,745) (2,042) (1,679) (7,193) (3,804) Lease value amortization included in rental income 42 57 105 (1,648) (1,848) 204 (5,563) Non-cash amortization included in property operating expenses (199) (199) (199) (200) (199) (597) (597) Cash Basis NOI $ 30,929 $ 44,110 $ 40,152 $ 59,125 $ 67,617 $ 115,191 $ 218,421

Supplemental Q3 2022 19 For the Three Months Ended For the Nine Months Ended 9/30/2022 9/30/2021 % Change 9/30/2022 9/30/2021 % Change NOI: Life Science $ 10,115 $ 29,781 (66.0) % $ 26,894 $ 93,837 (71.3) % Medical Office 20,960 29,353 (28.6) % 66,315 88,810 (25.3) % Total Office Portfolio 31,075 59,134 (47.4) % 93,209 182,647 (49.0) % SHOP (5,762) 2,326 (347.7) % 857 16,830 (94.9) % Non-Segment 8,511 9,883 (13.9) % 28,711 28,908 (0.7) % Total $ 33,824 $ 71,343 (52.6) % $ 122,777 $ 228,385 (46.2) % Cash Basis NOI: Life Science $ 8,015 $ 27,178 (70.5) % $ 22,038 $ 85,066 (74.1) % Medical Office 20,347 28,127 (27.7) % 64,213 87,019 (26.2) % Total Office Portfolio 28,362 55,305 (48.7) % 86,251 172,085 (49.9) % SHOP (5,762) 2,326 (347.7) % 857 16,830 (94.9) % Non-Segment 8,329 9,986 (16.6) % 28,083 29,506 (4.8) % Total $ 30,929 $ 67,617 (54.3) % $ 115,191 $ 218,421 (47.3) % NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 20 Same Property NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2022 9/30/2021 % Change 9/30/2022 9/30/2021 % Change NOI: Life Science $ 6,927 $ 5,930 16.8% $ 19,919 $ 19,481 2.2 % Medical Office 21,708 21,686 0.1% 65,435 65,398 0.1 % Total Office Portfolio 28,635 27,616 3.7% 85,354 84,879 0.6 % SHOP 5,368 7,326 (26.7) % 27,730 30,148 (8.0) % Non-Segment 8,511 9,883 (13.9) % 28,711 28,908 (0.7) % Total $ 42,514 $ 44,825 (5.2) % $ 141,795 $ 143,935 (1.5) % Cash Basis NOI: Life Science $ 6,966 $ 5,848 19.1% $ 19,245 $ 19,507 (1.3) % Medical Office 21,005 20,866 0.7% 63,360 64,077 (1.1) % Total Office Portfolio 27,971 26,714 4.7% 82,605 83,584 (1.2) % SHOP 5,368 7,326 (26.7) % 27,730 30,148 (8.0) % Non-Segment 8,329 9,986 (16.6) % 28,083 29,506 (4.8) % Total $ 41,668 $ 44,026 (5.4) % $ 138,418 $ 143,238 (3.4) %

Supplemental Q3 2022 21 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment RETURN TO TABLE OF CONTENTS (dollars in thousands) Office Portfolio For the Three Months Ended Calculation of NOI and Cash Basis NOI: 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Rental income $ 55,254 $ 52,610 $ 54,997 $ 89,950 $ 91,520 Property operating expenses (24,179) (22,026) (23,447) (32,313) (32,386) NOI $ 31,075 $ 30,584 $ 31,550 $ 57,637 $ 59,134 NOI $ 31,075 $ 30,584 $ 31,550 $ 57,637 $ 59,134 Less: Non-cash straight line rent adjustments included in rental income 2,573 2,532 1,511 1,827 1,800 Lease value amortization included in rental income (59) (74) (122) 1,631 1,830 Non-cash amortization included in property operating expenses 199 199 199 200 199 Cash Basis NOI $ 28,362 $ 27,927 $ 29,962 $ 53,979 $ 55,305 Reconciliation of NOI to Same Property NOI: NOI $ 31,075 $ 30,584 $ 31,550 $ 57,637 $ 59,134 Less: NOI of properties not included in same property results 2,440 2,080 3,334 29,236 31,518 Same Property NOI $ 28,635 $ 28,504 $ 28,216 $ 28,401 $ 27,616 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 28,635 $ 28,504 $ 28,216 $ 28,401 $ 27,616 Less: Non-cash straight line rent adjustments included in rental income 514 793 1,187 1,230 941 Lease value amortization included in rental income (59) (74) (132) (144) (137) Non-cash amortization included in property operating expenses 209 135 172 98 98 Same Property Cash Basis NOI $ 27,971 $ 27,650 $ 26,989 $ 27,217 $ 26,714

Supplemental Q3 2022 22 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) SHOP For the Three Months Ended Calculation of NOI and Cash Basis NOI: 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Residents fees and services $ 258,960 $ 250,506 $ 245,448 $ 234,697 $ 236,013 Property operating expenses (264,722) (244,040) (245,295) (241,403) (233,687) NOI / Cash Basis NOI $ (5,762) $ 6,466 $ 153 $ (6,706) $ 2,326 Reconciliation of NOI / Cash Basis NOI to Same Property NOI / Same Property Cash Basis NOI: NOI / Cash Basis NOI $ (5,762) $ 6,466 $ 153 $ (6,706) $ 2,326 Less: NOI / Cash Basis NOI of properties not included in same property results (11,130) (6,412) (9,332) (9,545) (5,000) Same Property NOI / Same Property Cash Basis NOI $ 5,368 $ 12,878 $ 9,485 $ 2,839 $ 7,326

Supplemental Q3 2022 23 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) Non-Segment For the Three Months Ended Calculation of NOI and Cash Basis NOI: 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Rental income $ 8,706 $ 9,912 $ 10,288 $ 12,084 $ 9,883 Property operating expenses (195) — — — — NOI $ 8,511 $ 9,912 $ 10,288 $ 12,084 $ 9,883 NOI $ 8,511 $ 9,912 $ 10,288 $ 12,084 $ 9,883 Less: Non-cash straight line rent adjustments included in rental income 165 178 234 215 (121) Lease value amortization included in rental income 17 17 17 17 18 Non-cash amortization included in property operating expenses — — — — — Cash Basis NOI $ 8,329 $ 9,717 $ 10,037 $ 11,852 $ 9,986 Reconciliation of NOI to Same Property NOI: NOI $ 8,511 $ 9,912 $ 10,288 $ 12,084 $ 9,883 Less: NOI of properties not included in same property results — (195) 196 — — Same Property NOI $ 8,511 $ 10,107 $ 10,092 $ 12,084 $ 9,883 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 8,511 $ 10,107 $ 10,092 $ 12,084 $ 9,883 Less: Non-cash straight line rent adjustments included in rental income 165 199 213 215 (121) Lease value amortization included in rental income 17 17 17 17 18 Non-cash amortization included in property operating expenses — — — — — Same Property Cash Basis NOI $ 8,329 $ 9,891 $ 9,862 $ 11,852 $ 9,986

Supplemental Q3 2022 24 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) Consolidated For the Three Months Ended Calculation of NOI and Cash Basis NOI: 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Rental income / residents fees and services $ 322,920 $ 313,028 $ 310,733 $ 336,731 $ 337,416 Property operating expenses (289,096) (266,066) (268,742) (273,716) (266,073) NOI $ 33,824 $ 46,962 $ 41,991 $ 63,015 $ 71,343 NOI $ 33,824 $ 46,962 $ 41,991 $ 63,015 $ 71,343 Less: Non-cash straight line rent adjustments included in rental income 2,738 2,710 1,745 2,042 1,679 Lease value amortization included in rental income (42) (57) (105) 1,648 1,848 Non-cash amortization included in property operating expenses 199 199 199 200 199 Cash Basis NOI $ 30,929 $ 44,110 $ 40,152 $ 59,125 $ 67,617 Reconciliation of NOI to Same Property NOI: NOI $ 33,824 $ 46,962 $ 41,991 $ 63,015 $ 71,343 Less: NOI of properties not included in same property results (8,690) (4,527) (5,802) 19,691 26,518 Same Property NOI $ 42,514 $ 51,489 $ 47,793 $ 43,324 $ 44,825 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 42,514 $ 51,489 $ 47,793 $ 43,324 $ 44,825 Less: Non-cash straight line rent adjustments included in rental income 679 992 1,400 1,445 820 Lease value amortization included in rental income (42) (57) (115) (127) (119) Non-cash amortization included in property operating expenses 209 135 172 98 98 Same Property Cash Basis NOI $ 41,668 $ 50,419 $ 46,336 $ 41,908 $ 44,026

Supplemental Q3 2022 25 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021 Net (loss) income $ (81,492) $ (109,383) $ 240,423 $ 366,758 $ (88,004) $ 49,548 $ (186,832) Interest expense 46,936 55,975 57,131 63,518 64,493 160,042 192,241 Income tax expense (benefit) 13 (640) 1,472 406 595 845 1,024 Depreciation and amortization 60,407 58,261 57,259 68,388 68,702 175,927 202,743 EBITDA 25,864 4,213 356,285 499,070 45,786 386,362 209,176 Loss (gain) on sale of properties 5,044 686 (327,794) (461,434) (200) (322,064) (30,838) Impairment of assets — — — — — — (174) Equity in earnings of unconsolidated joint ventures (2,127) (3,204) (3,354) — — (8,685) — Share of EBITDAre from unconsolidated joint ventures 3,730 5,709 5,232 384 — 14,671 — Adjustments to reflect our share of EBITDAre attributable to an equity method investment (1,358) (1,446) (1,816) (2,468) (2,345) (4,620) (2,708) EBITDAre 31,153 5,958 28,553 35,552 43,241 65,664 175,456 General and administrative expense paid in common shares 472 665 315 315 742 1,452 1,645 Acquisition and certain other transaction related costs 289 609 928 2,327 3,108 1,826 15,179 Loss on modification or early extinguishment of debt — 29,560 483 — — 30,043 2,410 Losses on equity securities, net 2,674 10,157 8,553 15,289 14,755 21,384 26,943 Adjustments to reflect our share of Adjusted EBITDAre attributable to an equity method investment 1,194 1,026 65 392 1,234 2,285 2,439 Adjusted EBITDAre $ 35,782 $ 47,975 $ 38,897 $ 53,875 $ 63,080 $ 122,654 $ 224,072 RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 26 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 9/30/2022 9/30/2021 Net (loss) income attributable to common shareholders $ (81,492) $ (109,383) $ 240,423 $ 365,585 $ (89,343) $ 49,548 $ (191,070) Depreciation and amortization 60,407 58,261 57,259 68,388 68,702 175,927 202,743 Loss (gain) on sale of properties 5,044 686 (327,794) (461,434) (200) (322,064) (30,838) Impairment of assets — — — — — — (174) Losses on equity securities, net 2,674 10,157 8,553 15,289 14,755 21,384 26,943 FFO adjustments attributable to noncontrolling interest — — — (4,763) (5,273) — (15,821) Equity in earnings of unconsolidated joint ventures (2,127) (3,204) (3,354) — — (8,685) — Share of FFO from unconsolidated joint ventures 2,137 3,704 3,675 273 — 9,516 — Adjustments to reflect our share of FFO attributable to an equity method investment (1,639) (1,466) (1,932) (2,608) (2,440) (5,037) (3,409) FFO attributable to common shareholders (14,996) (41,245) (23,170) (19,270) (13,799) (79,411) (11,626) Acquisition and certain other transaction related costs 289 609 928 2,327 3,108 1,826 15,179 Loss on modification or early extinguishment of debt — 29,560 483 — — 30,043 2,410 Adjustments to reflect our share of Normalized FFO attributable to an equity method investment 540 681 (142) 448 1,242 1,079 2,626 Normalized FFO attributable to common shareholders $ (14,167) $ (10,395) $ (21,901) $ (16,495) $ (9,449) $ (46,463) $ 8,589 Weighted average common shares outstanding (basic) 238,344 238,197 238,149 238,149 238,008 238,231 237,905 Weighted average common shares outstanding (diluted) 238,344 238,197 238,198 238,149 238,008 238,231 237,905 Per Common Share Data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.34) $ (0.46) $ 1.01 $ 1.54 $ (0.38) $ 0.21 $ (0.80) FFO attributable to common shareholders $ (0.06) $ (0.17) $ (0.10) $ (0.08) $ (0.06) $ (0.33) $ (0.05) Normalized FFO attributable to common shareholders $ (0.06) $ (0.04) $ (0.09) $ (0.07) $ (0.04) $ (0.20) $ 0.04

Supplemental Q3 2022 27 FL: 10% CA: 9% TX: 9% GA: 6% MD: 5% NC: 4% WI: 4% VA: 4% IL: 4% IN: 4% 26 Other States + D.C.: 41% (based on Gross Book Value of Real Estate Assets as of September 30, 2022) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification RETURN TO TABLE OF CONTENTS Assisted Living: 8% Independent Living: 17% SNFs: 2% Life Science: 16% Medical Office: 51% Wellness Centers: 6% Property Type(1) (2) (based on Q3 2022 Same Property NOI)

Supplemental Q3 2022 28 Portfolio Summary RETURN TO TABLE OF CONTENTS (dollars in thousands, except investment per square foot or unit) As of September 30, 2022 Number of Properties Square Feet or Number of Units Gross Book Value of Real Estate Assets % of Total Gross Book Value of Real Estate Assets Investment Per Square Foot or Unit % of Q3 2022 Total Revenues % of Q3 2022 Total NOI Q3 2022 Q3 2022 Revenues NOI Life science 24 2,621,345 $ 789,351 11.3% $ 301 $ 16,565 5.1% $ 10,115 29.9 % Medical office 81 6,190,029 1,492,361 21.3% $ 241 38,689 12.0% 20,960 62.0 % Subtotal Office Portfolio 105 8,811,374 sq. ft. 2,281,712 32.6% $ 259 55,254 17.1% 31,075 91.9 % SHOP 234 25,078 units 4,278,193 61.2% $ 170,595 258,960 80.2% (5,762) (17.0) % Triple net leased senior living communities 30 2,326 units 252,083 3.7% $ 108,376 5,914 1.8% 5,914 17.5 % Wellness centers 10 812,000 sq. ft. 178,110 2.5% $ 219 2,792 0.9% 2,597 7.6 % Total 379 $ 6,990,098 100.0% $ 322,920 100.0% $ 33,824 100.0%

Supplemental Q3 2022 29 SHOP Unit Count Assisted Living units: 10,479: 42% Independent Living and Active Adult units: 10,416: 42% SNF units: 1,394: 5% Memory Care units: 2,789: 11% RETURN TO TABLE OF CONTENTS SHOP Unit Count as of September 30, 2022 Assisted Living units: 6,486: 36% Independent Living and Active Adult units: 9,856: 55% Memory Care units: 1,547: 9% Assisted Living units: 3,993: 56% Independent Living units: 560: 8% SNF units: 1,394: 19% Memory Care units: 1,242: 17% Five Star Managed Communities Unit Count as of September 30, 2022 Other Operator Managed Communities Unit Count as of September 30, 2022

Supplemental Q3 2022 30 Rent Coverage and Occupancy Rent Coverage (1): For the Twelve Months Ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Triple net leased senior living communities 1.17 x 1.18 x 1.21 x 1.21 x 1.27 x Wellness centers (2) 1.72 x 1.59 x 1.68 x 1.60 x 1.51 x Total 1.30 x 1.28 x 1.33 x 1.30 x 1.33 x Occupancy - Triple net leased senior living communities (1): For the Twelve Months Ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Occupancy 80.1% 78.8% 77.4% 76.5% 76.3 % Same Property Occupancy (3) 80.1% 78.8% 77.4% 76.5% 76.3 % RETURN TO TABLE OF CONTENTS (1) All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. (2) Excludes rent coverage for a tenant of six wellness centers that was in default under the applicable leases with us on September 30, 2022. (3) Same property occupancy includes those properties classified as same property for the three months ended September 30, 2022 for all periods presented.

Supplemental Q3 2022 31RETURN TO TABLE OF CONTENTS OFFICE PORTFOLIO - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2022 As of and For the Three Months Ended September 30, 2021 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 24 81 105 30 88 118 Square Feet 2,621 6,190 8,811 4,130 6,797 10,927 Occupancy 90.1% 84.1% 85.9% 93.7% 89.8% 91.3 % Rental Income $ 16,565 $ 38,689 $ 55,254 $ 42,074 $ 49,446 $ 91,520 NOI $ 10,115 $ 20,960 $ 31,075 $ 29,781 $ 29,353 $ 59,134 Cash Basis NOI $ 8,015 $ 20,347 $ 28,362 $ 27,178 $ 28,127 $ 55,305 NOI Margin % 61.1% 54.2% 56.2% 70.8% 59.4% 64.6 % Cash Basis NOI Margin % 55.2% 53.2% 53.8% 68.7% 58.2% 62.9 % NOI % Change (66.0) % (28.6) % (47.4) % Cash Basis NOI % Change (70.5) % (27.7) % (48.7) % OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2022 As of and For the Three Months Ended September 30, 2021 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 17 77 94 17 77 94 Square Feet 2,085 5,809 7,894 2,085 5,810 7,895 Occupancy 93.6% 89.0% 90.2% 92.7% 90.9% 91.4 % Rental Income $ 11,692 $ 38,083 $ 49,775 $ 10,609 $ 36,429 $ 47,038 NOI $ 6,927 $ 21,708 $ 28,635 $ 5,930 $ 21,686 $ 27,616 Cash Basis NOI $ 6,966 $ 21,005 $ 27,971 $ 5,848 $ 20,866 $ 26,714 NOI Margin % 59.2% 57.0% 57.5% 55.9% 59.5% 58.7 % Cash Basis NOI Margin % 59.2% 55.9% 56.7% 55.5% 58.5% 57.8 % NOI % Change 16.8% 0.1% 3.7 % Cash Basis NOI % Change 19.1% 0.7% 4.7 % Office Portfolio and Same Property - Results of Operations Three Months Ended September 30, 2022 and 2021

Supplemental Q3 2022 32 Office Portfolio and Same Property - Results of Operations (continued) RETURN TO TABLE OF CONTENTS OFFICE PORTFOLIO - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Nine Months Ended September 30, 2022 As of and For the Nine Months Ended September 30, 2021 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 24 81 105 30 88 118 Square Feet 2,621 6,190 8,811 4,130 6,797 10,927 Occupancy 90.1% 84.1% 85.9% 93.7% 89.8% 91.3 % Rental Income $ 45,547 $ 117,314 $ 162,861 $ 129,700 $ 147,947 $ 277,647 NOI $ 26,894 $ 66,315 $ 93,209 $ 93,837 $ 88,810 $ 182,647 Cash Basis NOI $ 22,038 $ 64,213 $ 86,251 $ 85,066 $ 87,019 $ 172,085 NOI Margin % 59.0% 56.5% 57.2% 72.3% 60.0% 65.8 % Cash Basis NOI Margin % 54.0% 55.5% 55.1% 70.2% 59.4% 64.3 % NOI % Change (71.3) % (25.3) % (49.0) % Cash Basis NOI % Change (74.1) % (26.2) % (49.9) % OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Nine Months Ended September 30, 2022 As of and For the Nine Months Ended September 30, 2021 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 17 77 94 17 77 94 Square Feet 2,085 5,809 7,894 2,085 5,810 7,895 Occupancy 93.6% 89.0% 90.2% 92.7% 90.9% 91.4 % Rental Income $ 34,260 $ 111,686 $ 145,946 $ 33,220 $ 109,170 $ 142,390 NOI $ 19,919 $ 65,435 $ 85,354 $ 19,481 $ 65,398 $ 84,879 Cash Basis NOI $ 19,245 $ 63,360 $ 82,605 $ 19,507 $ 64,077 $ 83,584 NOI Margin % 58.1% 58.6% 58.5% 58.6% 59.9% 59.6 % Cash Basis NOI Margin % 57.1% 57.6% 57.5% 58.6% 59.3% 59.1 % NOI % Change 2.2% 0.1% 0.6 % Cash Basis NOI % Change (1.3) % (1.1) % (1.2) % Nine Months Ended September 30, 2022 and 2021

Supplemental Q3 2022 33 (1) Same property includes those properties classified as same property for the three months ended September 30, 2022 for all periods presented. RETURN TO TABLE OF CONTENTS OFFICE PORTFOLIO - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Number of Buildings 105 104 104 116 118 Square Feet 8,811 8,723 8,724 9,793 10,927 Occupancy 85.9% 88.1% 89.3% 91.3% 91.3 % Rental Income $ 55,254 $ 52,610 $ 54,997 $ 89,950 $ 91,520 NOI $ 31,075 $ 30,584 $ 31,550 $ 57,637 $ 59,134 Cash Basis NOI $ 28,362 $ 27,927 $ 29,962 $ 53,979 $ 55,305 NOI Margin % 56.2% 58.1% 57.4% 64.1% 64.6 % Cash Basis NOI Margin % 53.8% 55.7% 55.9% 62.4% 62.9 % Sequential NOI % Change 1.6% (3.1) % (45.3) % (2.5) % Sequential Cash Basis NOI % Change 1.6% (6.8) % (44.5) % (2.4) % Year Over Year NOI % Change (47.4) % Year Over Year Cash Basis NOI % Change (48.7) % OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars and sq. ft. in thousands) As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Number of Buildings 94 94 94 94 94 Square Feet 7,894 7,894 7,895 7,895 7,895 Occupancy 90.2% 91.1% 92.4% 92.3% 91.4 % Rental Income $ 49,775 $ 48,205 $ 47,967 $ 47,962 $ 47,038 NOI $ 28,635 $ 28,504 $ 28,216 $ 28,401 $ 27,616 Cash Basis NOI $ 27,971 $ 27,650 $ 26,989 $ 27,217 $ 26,714 NOI Margin % 57.5% 59.1% 58.8% 59.2% 58.7 % Cash Basis NOI Margin % 56.7% 58.2% 57.5% 58.1% 57.8 % Sequential NOI % Change 0.5% 1.0% (0.7) % 2.8 % Sequential Cash Basis NOI % Change 1.2% 2.4% (0.8) % 1.9 % Year Over Year NOI % Change 3.7 % Year Over Year Cash Basis NOI % Change 4.7 % Office Portfolio and Same Property - Results of Operations (continued) Trailing Five Quarters

Supplemental Q3 2022 34 SHOP Segment and Same Property - Results of Operations RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Number of Properties 234 234 234 235 235 Number of Units 25,078 25,075 25,088 25,345 25,424 Occupancy 74.7% 73.6% 73.0% 72.5% 71.3 % Average Monthly Rate $ 4,509 $ 4,480 $ 4,472 $ 4,189 $ 4,234 Year Over Year Average Monthly Rate % Change 6.5 % Residents Fees and Services $ 258,960 $ 250,506 $ 245,448 $ 234,697 $ 236,013 Property Operating Expenses (264,722) (244,040) (245,295) (241,403) (233,687) NOI $ (5,762) $ 6,466 $ 153 $ (6,706) $ 2,326 NOI Margin % (2.2) % 2.6% 0.1% (2.9) % 1.0 % Sequential NOI % Change (189.1) % 4,126.1% 102.3% (388.3) % Year Over Year NOI % Change (347.7) % SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars in thousands, except average monthly rate) As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Number of Properties 120 120 120 120 120 Number of Units 17,889 17,889 17,889 17,889 17,889 Occupancy 75.3% 74.1% 74.1% 74.1% 73.4 % Average Monthly Rate $ 4,158 $ 4,109 $ 4,084 $ 3,833 $ 3,937 Year Over Year Average Monthly Rate % Change 5.6 % Residents Fees and Services $ 171,700 $ 165,182 $ 162,540 $ 155,794 $ 158,512 Property Operating Expenses (166,332) (152,304) (153,055) (152,955) (151,186) NOI $ 5,368 $ 12,878 $ 9,485 $ 2,839 $ 7,326 NOI Margin % 3.1% 7.8% 5.8% 1.8% 4.6 % Sequential NOI % Change (58.3) % 35.8% 234.1% (61.2) % Year Over Year NOI % Change (26.7) % (1) Same property includes those properties classified as same property for the three months ended September 30, 2022 for all periods presented. Trailing Five Quarters

Supplemental Q3 2022 35RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended September 30, 2022 As of and For the Three Months Ended September 30, 2021 Five Star Managed Communities Other Operator Managed Communities Total SHOP Segment Five Star Managed Communities Other Operator Managed Communities(1) Total SHOP Segment Number of Properties 120 114 234 120 115 235 Number of Units 17,889 7,189 25,078 17,899 7,525 25,424 Occupancy 75.3% 73.2% 74.7% 73.4% 66.6% 71.3 % Average Monthly Rate $ 4,158 $ 5,405 $ 4,509 $ 3,937 $ 5,008 $ 4,234 Average Monthly Rate % Change 5.6% 7.9% 6.5 % Residents Fees and Services $ 171,700 $ 87,260 $ 258,960 $ 158,509 $ 77,504 $ 236,013 Property Operating Expenses (166,332) (98,390) (264,722) (151,235) (82,452) (233,687) NOI $ 5,368 $ (11,130) $ (5,762) $ 7,274 $ (4,948) $ 2,326 NOI Margin % 3.1% (12.8) % (2.2) % 4.6% (6.4) % 1.0 % NOI % Change (26.2) % (124.9) % (347.7) % SHOP Segment - Five Star Managed and Other Operator Managed Communities Results of Operations Three Months Ended September 30, 2022 and 2021 (1) During the three months ended September 30, 2021, 69 of these communities were transitioned from Five Star to other third party managers. As of September 30, 2021, Five Star managed an additional 39 of these communities.

Supplemental Q3 2022 36RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Nine Months Ended September 30, 2022 As of and For the Nine Months Ended September 30, 2021 Five Star Managed Communities Other Operator Managed Communities Total SHOP Segment Five Star Managed Communities Other Operator Managed Communities(1) Total SHOP Segment Number of Properties 120 114 234 120 115 235 Number of Units 17,889 7,189 25,078 17,899 7,525 25,424 Occupancy 74.5% 72.0% 73.8% 72.3% 66.2% 70.6 % Average Monthly Rate $ 4,117 $ 5,443 $ 4,487 $ 4,161 $ 4,997 $ 4,389 Average Monthly Rate % Change (1.1) % 8.9% 2.2 % Residents Fees and Services $ 499,404 $ 255,510 $ 754,914 $ 512,659 $ 227,267 $ 739,926 Property Operating Expenses (471,724) (282,333) (754,057) (482,354) (240,742) (723,096) NOI $ 27,680 $ (26,823) $ 857 $ 30,305 $ (13,475) $ 16,830 NOI Margin % 5.5% (10.5) % 0.1% 5.9% (5.9) % 2.3 % NOI % Change (8.7) % (99.1) % (94.9) % SHOP Segment - Five Star Managed and Other Operator Managed Communities Results of Operations Nine Months Ended September 30, 2022 and 2021 (1) During the nine months ended September 30, 2021, 69 of these communities were transitioned from Five Star to other third party managers. As of September 30, 2021, Five Star managed an additional 39 of these communities.

Supplemental Q3 2022 37 Office Portfolio Leasing Summary (1) (2) (1) The leasing summary on this page is based on leases entered into during the periods indicated. (2) Effective as of the date of deconsolidation, excludes properties owned by the unconsolidated joint ventures in which we own an equity interest. See pages 16 and 17 for additional information regarding our joint ventures. (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Buildings 105 104 104 116 118 Total square feet 8,811 8,723 8,724 9,793 10,927 Occupancy 85.9% 88.1% 89.3% 91.3% 91.3 % Leasing Activity (sq. ft.): New leases 43 52 120 171 101 Renewals 178 211 81 1,181 271 Total 221 263 201 1,352 372 Rental Rate on New and Renewed Leases per Sq. Ft.: New leases $ 24.49 $ 34.91 $ 25.72 $ 42.97 $ 58.73 Renewals $ 24.99 $ 20.25 $ 29.64 $ 21.11 $ 29.76 Average net annual rent $ 24.89 $ 23.15 $ 27.30 $ 23.88 $ 37.61 Leasing Costs and Concession Commitments: New leases $ 2,334 $ 2,986 $ 11,330 $ 19,189 $ 15,645 Renewals 2,672 2,350 1,208 16,422 8,647 Total $ 5,006 $ 5,336 $ 12,538 $ 35,611 $ 24,292 Leasing Costs and Concession Commitments per Sq. Ft.: New leases $ 54.30 $ 57.47 $ 94.34 $ 112.31 $ 155.24 Renewals $ 15.02 $ 11.13 $ 14.91 $ 13.90 $ 31.87 All new and renewed leases $ 22.66 $ 20.28 $ 62.35 $ 26.33 $ 65.28 Weighted Average Lease Term (years): New leases 5.0 5.8 9.9 10.0 9.1 Renewals 6.0 5.4 4.1 9.0 7.5 All new and renewed leases 5.8 5.5 7.4 9.3 8.2 Leasing Costs and Concession Commitments per Sq. Ft. per Year: New leases $ 10.95 $ 9.91 $ 9.52 $ 11.24 $ 17.09 Renewals $ 2.49 $ 2.07 $ 3.62 $ 1.54 $ 4.25 All new and renewed leases $ 3.89 $ 3.69 $ 8.45 $ 2.84 $ 7.99

Supplemental Q3 2022 38 As of September 30, 2022 Tenants Representing 1% Or More of Total Annualized Rental Income RETURN TO TABLE OF CONTENTS (dollars in thousands) Tenant Facility Type Annualized Rental Income % of Annualized Rental Income Expiration 1 Advocate Aurora Health Medical office $ 16,939 6.6% 2026-2031 2 Brookdale Senior Living, Inc. Senior living 9,147 3.6% 2032 3 Life Time Athletic Wellness center 9,105 3.6% 2040 4 Surgalign Holdings, Inc. Life science 6,595 2.6% 2034 5 Alamar Biosciences, Inc. Life science 6,111 2.4% 2034 6 IQVIA Holdings Inc. Life science 5,344 2.1% 2023 7 Stratford Retirement, LLC Senior living 5,185 2.0% 2033 8 Prometheus Biosciences, Inc. Life science 5,114 2.0% 2033 9 Medtronic, Inc. Medical office 4,864 1.9% 2023-2027 10 Boston Children's Hospital Medical office 4,794 1.9% 2028 11 KSQ Therapeutics, Inc. Life science 4,779 1.9% 2032 12 Sonova Holding AG Life science 4,591 1.8% 2024 13 Magellan Health Inc. Medical office 4,516 1.8% 2025 14 Stellar Senior Living, LLC Senior living 4,342 1.7% 2027 15 Abbvie Inc. Life science 3,969 1.6% 2027 16 United Healthcare Services, Inc. Medical office 3,924 1.5% 2026 17 Cigna Holding Co. Medical office 3,914 1.5% 2024 18 Duke University Medical office 3,834 1.5% 2024 19 Tokio Marine Holdings Inc. Medical office 3,759 1.5% 2022-2033 20 PerkinElmer Health Sciences, Inc. Life science 3,681 1.4% 2028 21 HCA Holdings Inc. Medical office 3,405 1.3% 2023-2027 22 New York University Medical office 3,239 1.3% 2022-2027 23 McKesson Corporation Medical office 3,143 1.2% 2024-2028 24 Ultragenyx Pharmaceutical Inc. Life science 3,098 1.2% 2026 25 Hawaii Pacific Health Medical office 3,060 1.2% 2024-2029 26 Oaks Senior Living, LLC Senior living 3,038 1.2% 2024-2030 27 Virginia Premier Health Plan, Inc. Medical office 2,936 1.1% 2032 All Other Tenants 119,027 46.6% 2022-2043 Total Tenants $ 255,453 100.0%

Supplemental Q3 2022 39 Office Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of September 30, 2022 Office Portfolio Annualized Rental Income Expiring Year Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2022 $ 3,925 1.8% 1.8% 2023 16,352 7.4% 9.2% 2024 27,965 12.7% 21.9% 2025 17,279 7.8% 29.7% 2026 23,833 10.8% 40.5% 2027 21,035 9.5% 50.0% 2028 25,475 11.5% 61.5% 2029 10,649 4.8% 66.3% 2030 6,172 2.8% 69.1% 2031 and thereafter 67,908 30.9% 100.0% Total $ 220,593 100.0% Average remaining lease term for our office portfolio (weighted by annualized rental income): 5.8 years Office Portfolio Square Feet with Leases Expiring Year Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring 2022 95,745 1.3% 1.3% 2023 570,707 7.5% 8.8% 2024 1,100,132 14.5% 23.3% 2025 722,561 9.6% 32.9% 2026 792,937 10.5% 43.4% 2027 868,245 11.5% 54.9% 2028 976,475 12.9% 67.8% 2029 394,832 5.2% 73.0% 2030 262,285 3.5% 76.5% 2031 and thereafter 1,781,486 23.5% 100.0% Total 7,565,405 100.0% 1145 19th Street NW Washington, D.C.

Supplemental Q3 2022 40 Non-Segment Annualized Rental Income Expiring Year Number of Properties Number of Units or Square Feet Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2022 — — $ — —% —% 2023 — — — —% —% 2024 (1) 2 180 units 2,026 5.8% 5.8% 2025 — — — —% 5.8% 2026 — — — —% 5.8% 2027 4 533 units 4,342 12.5% 18.3% 2028 (2) 6 354,000 sq. ft. — —% 18.3% 2029 1 155 units 547 1.6% 19.9% 2030 (1) 3 367 units 4,508 12.9% 32.8% 2031 and thereafter 24 1,091 units and 458,000 sq. ft. 23,437 67.2% 100.0% Total 40 $ 34,860 100.0% Non-Segment Lease Expiration Schedule As of September 30, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) In October 2022, we and an operator agreed to terminate lease agreements for three of our senior living communities and replace them with management agreements. (2) Excludes annualized rental income from our leases with a tenant of six wellness centers. As of September 30, 2022, the tenant was in default on its obligations to us under these leases.

Supplemental Q3 2022 41 Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 18 through 24. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 25. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, equity in earnings or losses of unconsolidated joint ventures, impairment of assets, if any, and including adjustments to reflect our proportionate share of EBITDAre of our equity method investment in AlerisLife and our proportionate share of EBITDAre from our unconsolidated joint ventures, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 25. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 26. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, equity in earnings or losses of unconsolidated joint ventures, loss on impairment of real estate assets, gains or losses on equity securities, net, if any, including adjustments to reflect our proportionate share of FFO of our equity method investment in AlerisLife and our proportionate share of FFO from our unconsolidated joint ventures, plus real estate depreciation and amortization of consolidated properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 26. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 42 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. AlerisLife AlerisLife means AlerisLife Inc. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of September 30, 2022. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also exclude 100% of rents pursuant to existing leases as of September 30, 2022 from the medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties, modification or early extinguishment of debt and equity in earnings or losses of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, determined together with debt service for the applicable period. Coupon rate Coupon rate is the interest rate stated in, or determined pursuant to, the contract terms. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in our development, redevelopment and other activities. Estimated completion date Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. Estimated project costs Estimated project costs include estimated construction costs and leasing capital up to stabilization. Five Star Five Star, or Five Star Senior Living, is an operating division of AlerisLife. Five Star managed communities Five Star managed communities are the 120 senior living communities in our SHOP segment that are managed by Five Star. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 43 GAAP GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which we are required to comply with in order to incur additional debt under our revolving credit facility and the indentures governing our senior unsecured notes. Interest rate Interest rate includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes; excludes effects of debt issuance costs and the 30 basis points facility fee on our revolving credit facility. Investment per square foot or unit Investment per square foot or unit represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at September 30, 2022. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Maintenance covenant Our maintenance covenant is a financial covenant which we are required to comply with on a quarterly basis pursuant to the indentures governing our senior unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income or residents fees and services, as appropriate. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. Occupancy Occupancy for our Office Portfolio is presented as of the end of the period shown; occupancy for our SHOP segment and other tenants is presented for the duration of the period shown, or the most recent prior period of equivalent length for which tenant and manager operating results are available to us. Occupancy excludes data for our wellness centers. Life science and medical office occupancy data includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Triple net leased senior living communities occupancy excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 44 Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. Other Operator managed communities Other operator managed communities are senior living communities in our SHOP segment, which are now managed by third party managers (other than Five Star) or closed or are repositioned. As of December 31, 2021, we had transitioned 107 senior living communities to 10 other third party managers. Principal balance Principal balances are the amounts stated in the contracts less the principal amount of any repayments made. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. The principal balance of our revolving credit facility includes amounts outstanding as of the date presented. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us; excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. Same Property As of and for the three months ended September 30, 2022, same property consists of properties owned, in service and operated by the same operator continuously since July 1, 2021; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any, and medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. As of and for the nine months ended September 30, 2022, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2021; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any, and medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities managed by third party senior living managers that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the managers to operate the communities. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. SNF SNF is a skilled nursing facility. Square feet Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. Square feet for prior periods exclude space remeasurements made subsequent to those periods. Excludes data from medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Unit count Unit count is by the type of living units at our senior living communities within our SHOP segment. Weighted average lease term Weighted average lease term is weighted based on annualized rental income pursuant to existing leases as of September 30, 2022. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 45 This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • Our redevelopment projects may not be successful and may cost more or take longer to complete than we currently expect. In addition, the terms of the leases we entered into with respect to our redevelopment projects may not commence on the currently expected dates or at all. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS